UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2015

HUDSON GLOBAL, INC.

(Exact name of registrant as specified in charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Avenue of the Americas, 12th Floor

New York, NY 10019

(Address of Principal Executive Offices)

Registrant's telephone number, including area code (212) 351-7300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2015, Arthur Curcuru, Senior Vice President, Controller and Chief Accounting Officer of Hudson Global, Inc. (the “Company”), informed the Company of his decision to resign from his position with the Company effective July 27, 2015 to pursue employment with another company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date:	June 29, 2015	By:	/s/ STEPHEN A. NOLAN
Stephen A. Nolan
Chief Executive Officer and Chief Financial Officer